SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
 (Amendment No.     )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]    Preliminary Proxy Statement

[   ]    Confidential, for Use of Commission Only
         (as permitted by Rule 14a-6(e)(2))

[ X]     Definitive Proxy Statement

[   ]    Definitive Additional Materials

[   ]    Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                KOALA CORPORATION
                (Name of Registrant as Specified in Its Charter)

       (Name of Person(s) Filing Proxy Statement if other than Registrant

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

         1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:

         5) Total fee paid:

[   ]    Fee paid previously with preliminary materials

[   ]    Check box if any part of the fee is offset as  provided  by  Exchange act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                          KOALA CORPORATION LETTERHEAD

                                                                  April 23, 1998


TO THE SHAREHOLDERS OF KOALA CORPORATION

         You are cordially invited to attend the Annual Meeting of Shareholders of Koala Corporation to be held on Tuesday, May 19, 1998, at 3:00 p.m. (local time) at the Inverness Hotel, 200 Inverness Drive West, Englewood, Colorado. I encourage you to attend. Whether or not you plan to attend the meeting, I urge you to complete and sign the accompanying Proxy and return it in the enclosed envelope. Also attached for your review are the formal Notice of Meeting and Proxy Statement.

         On behalf of your Board of Directors and employees, thank you for your continued support of Koala Corporation.

                                Very truly yours,

                                Mark A. Betker,
                                Chairman and Chief Executive Officer

                                KOALA CORPORATION
                        5031 So. Ulster Street, Suite 300
                             Denver, Colorado 80237

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  May 19, 1998


TO:      The Shareholders of Koala Corporation:

         The Annual Meeting of Shareholders of Koala Corporation (the "Company") will be held on Tuesday, May 19, 1998 at 3:00 p.m. at the Inverness Hotel, 200 Inverness Drive West, Englewood, Colorado.

         The items of business are:

         1. To elect five directors to hold office until the next Annual Meeting of Shareholders or until their successors are elected;

         2. To amend and restate the Koala Corporation 1995 Stock Option Plan (the "Plan") to ( i ) approve the grant of an additional 250,000 options authorized to be granted under the Plan, which increases the maximum number of shares that may be issued under the Plan to 650,000 and ( ii ) allow the transfer of Non-Qualified Stock Options to (a) immediate family members of the optionee or to trusts or partnerships for such family members, without consent of the Company's Board of Directors or (b) to other persons or entities upon written consent of the Company's Board of Directors;

         3. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 1998; and

         4. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only shareholders of record as shown on the books of the Company at the close of business of April 13, 1998 will be entitled to vote at the meeting and any adjournment thereof.

         This notice, the Proxy Statement and the enclosed Proxy are sent to you by order of the Board of Directors.


                                                  Robert D. Scott,
                                                  Secretary
April 23, 1998
Denver, Colorado

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

                                KOALA CORPORATION
                        5031 So. Ulster Street, Suite 300
                             Denver, Colorado 80237
                            -------------------------

                                 PROXY STATEMENT
                            -------------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 19, 1998

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

         This Proxy Statement is furnished to the record holders of shares of Common Stock of Koala Corporation, a Colorado corporation (the "Company"), as of April 13, 1998, by order of the Board of Directors. This Proxy Statement is furnished in connection with the Board of Directors' solicitation of the enclosed Proxy for the Annual Meeting of Shareholders to be held on Tuesday, May 19, 1998, at 3:00 p.m. at the Inverness Hotel, 200 Inverness Drive West,
Englewood, Colorado. A shareholder giving a Proxy may revoke it at any time prior to the actual voting at the Annual Meeting of Shareholders by filing written notice of revocation with the Secretary of the Company, by attending the Annual Meeting of Shareholders and voting in person, or by filing a new Proxy with the Secretary of the Company. The revocation of a Proxy will not affect any vote taken prior to such revocation. This Proxy Statement is expected to be first mailed to shareholders on or about April 23, 1998.

         The Annual Meeting of Shareholders has been called for the purpose of
(i) electing five directors for a one-year term, ( ii ) approving the amendment and restatement of the Company's 1995 Stock Option Plan and ( iii) ratifying the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 1998. All properly executed proxies received at or prior to the meeting will be voted at the meeting. If a shareholder directs how a Proxy is to be voted with respect to the business coming before the meeting, the Proxy will be voted in accordance with the shareholder's directions. If a shareholder does not direct how a Proxy is to be voted, it will be voted FOR electing management's nominees as members of the Company's Board of Directors, FOR the amendment and restatement of the Company's 1995 Stock Option Plan and FOR ratifying the appointment by the Board of Directors of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1998.

                      OUTSTANDING SHARES AND VOTING RIGHTS

At the close of business on April 13, 1998, the record date for the Annual Meeting of Shareholders, there were 2,527,362 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on each matter properly coming before the meeting. Cumulative voting for directors is not permitted. A majority of the shares of common Stock issued and outstanding must be represented at the Annual Meeting, in person or by proxy, in order to constitute a quorum. An abstention or withholding authority to vote will be counted as present for determining whether the quorum requirement is satisfied. With respect to the vote on any particular proposal, abstentions will be treated as shares present and entitled to vote, and for purposes of determining the outcome of the vote on any such proposal, shall have the same effect as a vote against the proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial holder does not have discretionary voting power and does not receive voting instructions from the beneficial owner. Broker "non-votes" on a particular proposal will not be treated as shares present and entitled to vote on the proposal.

                              ELECTION OF DIRECTORS

         The Board of Directors recommends that Mark A. Betker, Michael C. Franson, Thomas W. Gamel, John T. Pfannenstein and Ellen S. Robinson be elected to serve as directors of the Company. Directors are elected to serve a one-year term. Directors being elected at this Annual Meeting of Shareholders will serve until the next Annual Meeting of Shareholders, or until their successors have been duly elected and qualified. All nominees have consented to serve if elected, but if any nominee becomes unable to serve, the persons named as proxies may exercise their discretion to vote for a substitute nominee. Assuming a quorum is present, the five nominees receiving the highest number of votes cast will be elected as directors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTING THE NOMINEES SET FORTH ABOVE FOR DIRECTOR.


Directors and Executive Officers

         The following table lists the names, ages and positions of the directors and executive officers of the Company as of April 20, 1998. The members of the Board of Directors are elected to serve until the next Annual Meeting of Shareholders. All executive officers have been appointed to serve until their successors are elected and qualified. Additional information regarding the business experience, length of time served in each capacity and other matters relevant to each individual is set forth below the table.


Name                       Age     Company Position       Director/Officer Since

Mark A. Betker             47      Chairman, Chief Executive          1995
                                   Officer, and Director
Michael C. Franson         43      Director                           1994
Thomas W. Gamel            58      Director                           1993
John T. Pfannenstein       41      Director                           1993
Ellen S. Robinson          35      Director                           1997
Jeffrey L. Vigil           44      Treasurer and Vice President
                                   of Finance and Administration      1996
James A. Zazenski          33      Executive Vice President and
                                   General Manager                    1997


     Mark A. Betker has served as Chief Executive Officer, President and a Director since joining the Company in November 1995, and as Chairman since
December 1996. From 1986 to 1995, Mr. Betker was executive vice president of Windsor Industries Inc., a world-wide manufacturer of building maintenance equipment. Mr. Betker received a MBA degree from Regis University and a bachelors degree from the University of Wisconsin.

     Michael C. Franson is a Director of the Company. He is currently an Executive Vice President and principal of The Wallach Company, Inc., an investment banking firm located in Denver, Colorado where he has worked since 1988. Mr. Franson received a MBA degree in Finance from the Graduate School of Business at the University of Oregon and an undergraduate degree in Marketing from California State University at Chico.

     Thomas W. Gamel is a Director of the Company. Since 1992, Mr. Gamel has served as Chairman of Rockmont Value Investors, Ltd. ("Rockmont"), a privately-held investment company based in Denver, Colorado. He has been an owner and director of Timpte Industries, Inc., a diversified private holding company since 1970, and is an owner and director of several other private companies. Mr. Gamel received a bachelors degree from the University of Notre Dame.

     John T. Pfannenstein is a Director of the Company. From 1993 to 1995, he served as the Company's Chairman of the Board, and from 1993 to May 1996 he served as the Company's Treasurer. Mr. Pfannenstein also serves as President of Rockmont. From 1988 to 1992, he was president of Pfannenstein & Associates, Inc., a Denver-based investment banking firm. Mr. Pfannenstein received a bachelor's degree from St. John's University (Minnesota).

     Ellen S. Robinson is a Director of the Company. Ms. Robinson has been the President of Ascent Sports, Inc. since June 1996, where she oversees the business operations of the Colorado Avalanche professional hockey team and the Denver Nuggets professional basketball team. From 1988 to 1996, Ms. Robinson was the vice president of customer development, general manager and area marketing manager for the Pepsi Cola Bottling Company in Denver. Ms. Robinson also serves as a director of a number of private non-profit businesses. Ms. Robinson received a bachelors degree from the Wharton School of Business at the University of Pennsylvania and a certificate in international business from the University of Colorado.

     Jeffrey L. Vigil has served as the Company's Treasurer and Vice President of Finance and Administration since May 1996. From 1980 to 1989 and from 1993 to 1996, Mr. Vigil held various positions at Energy Fuels Corporation, a privately owned Colorado natural resources company, including Accounting Manager, Contract Administrator, Controller and Vice President of Finance. From 1990 to 1993 Mr. Vigil was a self-employed financial consultant. Mr. Vigil is a certified public accountant and received a bachelor's degree in Accounting from the University of Wyoming.

     James A. Zazenski has served as the Company's Executive Vice President and General Manager since June 1997. From 1984 to 1997, Mr. Zazenski held various positions at Windsor Industries, Inc., the last of which was Vice President of Marketing. Mr. Zazenski received a MBA-Finance degree from University of Colorado at Denver and a bachelor's degree in Mechanical Engineering from the University of Denver at Denver.

     There are no family relationships among directors or executive officers except that John T. Pfannenstein and Jeffrey L. Vigil are brothers-in-law.

     During the fiscal year ended December 31, 1997, the Board of Directors held four regular meetings and one special meeting. All Directors attended at least 75% of such meetings.

                                Board Committees

         The Board of Directors has an Audit Committee, which consists of Mr. Franson, Mr. Pfannenstein and Ms. Robinson. The purpose of the Audit Committee is to recommend the appointment of the independent auditors for the Company, review the scope of the audit, examine the auditors' reports, make appropriate recommendations to the Board of Directors as a result of such review and examination, and make inquiries into the effectiveness of the financial and accounting functions and controls of the Company. The Audit Committee held two meetings during 1997. The Company has no nominating or compensation committees.


             Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, certain officers and persons holding 10% of the Company's Common Stock to file reports with the Securities and Exchange Commission regarding their ownership and regarding their acquisitions and dispositions of the Company's Common Stock.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended December 31, 1996, all filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with except that Mr. Zazenski and Ms. Robinson each failed to timely file an Initial Report on Form 3.

                             EXECUTIVE COMPENSATION

         The following table sets forth the compensation for the fiscal years ended December 31, 1995, 1996 and 1997 for the Chief Executive Officer of the Company and the other executive officer who received compensation of $100,000 or more during the year ended December 31, 1997.

                           Summary Compensation Table

                                                                                   Long-Term
                                             Annual Compensation                  Compensation
                               -------------------------------------------------  ------------

                                                                                   Number of
                                                                                   Securities
       Name and                                                     Other Annual   Underlying
   Principal Position          Year          Salary      Bonus      Compensation    Options
   ------------------          ----          ------      -----      ------------    -------
                                              ($)         ($)           (#)           ($)
Mark A. Betker                  1997      159,230        27,659         --             --
Chief Executive                 1996      175,000        27,850         --(2)          --
Officer                         1995       22,884(1)       --           --(2)       250,000


Jeffrey L. Vigil                1997      103,595         3,000         --           10,000
Vice President                  1996       53,846          --           --             --
 Finance & Administration       1995         --            --           --             --

----------------------

(1) Does not include consulting fees paid to Mr. Betker prior to his employment by the Company in the amount of $18,000.

(2) Does not include housing costs, temporary living expenses, nor certain out-of-pocket travel expenses incurred by Mr. Betker related to travel to and relocation in Denver.

                                       Option Grants During Fiscal Year 1997
                                                 Individual Grants


                     Number of Securities        % of Total
                          Underlying         Options Granted to
                      Options Granted (#)       Employees in      Exercise or Base
         Name                                    Fiscal Year        Price ($/Sh)      Expiration Date

Mark A. Betker             - 0 -                    n/a                n/a                 n/a
Jeffrey L. Vigil          10,000 (1)               32.2%              $13.00         January 29, 2007

------------------

(1) Options vest at a rate of 2,000 shares per year, on the anniversary date of the grant, over the next five year period. The anniversary date of the grant is January 29, 1997.

                    Aggregate Option Exercise in Fiscal 1997
                        and Fiscal Year-End Option Values

         The following table summarizes the value of the unexercised options held by the executive officers named in the summary compensation table as of December 31, 1997. There were no options exercised by any officers or directors of the Company during 1997.

                         Number of Securities             Value of Unexercised
                      Underlying The Unexercised             "In-the-Money"
     Name               Options at 12/31/97            Options at 12/31/97(1)
                       Exercisable Unexercisable       Exercisable Unexercisable
                       ----------- -------------       ----------- -------------
                            ($)        ($)                 ($)          ($)

Mark A. Betker          100,000          150,000         600,000     900,000

Jeffrey L. Vigil          -0-             10,000           -0-        42,500
------------------

(1) "Value of Unexercised `In-the-Money' Options" is equal to the difference between the closing bid price per share of the Company's Common Stock as reported by Nasdaq on December 31, 1997, the last day of trading in 1997 ($17.25 per share), and the option exercise price, multiplied by the number of shares subject to such options.

                            Compensation of Directors

         The Company does not pay employees or affiliates additional compensation for services as a director. The Company pays each non-employee, unaffiliated director an annual retainer of $5,000 and a fee of $1,000 per meeting attended. The Board of Directors has also authorized payment of reasonable travel and out-of-pocket expenses incurred by directors in attending board meetings.

         The Company's directors who are not employees of the Company are eligible to be granted non-qualified stock options. The Company's directors who are also employees of the Company are eligible to be granted incentive stock options. During the fiscal year ended December 31, 1997, the Company granted 1,000 options to Mr. Franson and 1,000 options to Ms. Robinson.


                             PRINCIPAL SHAREHOLDERS

         The following table sets forth, as of April 10, 1998, the number of shares of Common Stock beneficially owned by each person known by the Company to be the beneficial owner of more than 5% of the outstanding share of Common Stock, by each director of the Company, by each executive officer, and by all executive officers and directors of the Company as a group. Where the persons listed have the right to acquire additional shares of Common Stock through the exercise of options or warrants within sixty (60) days of April 23, 1998, such additional shares are deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage ownership interest of any other person. Unless otherwise indicated, each of the following persons has sole voting and investment power with respect to the shares of Common Stock set forth opposite their respective names.

                                        Number of Shares Beneficially Owned
Name and Address                     -------------------------------------------
of Beneficial Owner                            Shares              Percent
                                     -------------------------------------------

Rockmont Capital Limited                    1,073,000(1)            42.2
  Liability Company
  700 Broadway, Suite 800
  Denver, Colorado  80203

John T. Pfannenstein                        1,073,000(1)            42.2
  700 Broadway, Suite 800
  Denver, Colorado  80203

Thomas W. Gamel                              783,300(1)             30.9
  700 Broadway, Suite 800
  Denver, Colorado  80203

Mark A. Betker                               105,000(2)             4.2
  5031 So. Ulster St., Suite 300
  Denver, Colorado  80237

Jeffrey L. Vigil                              2,000(3)               *
  5031 So. Ulster St., Suite 300
  Denver, Colorado  80237

Michael C. Franson                            1,400(4)               *
  1401 17th Street, Suite 750
  Denver, Colorado  80202

Ellen S. Robinson                             1,000(4)               *
  1635 Clay Street
  Denver, CO  80204

James A. Zazenski                                -0-                 *
  11600 E. 53rd Ave., Suite D
  Denver, CO  80239

All directors and officers as a
group (7 persons)                             1,182,400             46.8

----------------------
*Less than one percent.

(1) Rockmont is the owner of 1,073,000 shares of the Company's Common Stock. John T. Pfannenstein, who was the Chairman of the Board and Treasurer of the Company and is a Director of the Company, owns a 17.5 percent membership interest in and is the Manager of Rockmont and, accordingly, is deemed beneficial owner of all of the shares owned by Rockmont. Each of the following persons is an owner of a portion of the membership interests of Rockmont as indicated and is thereby deemed the beneficial owner of a portion of the shares held by Rockmont as follows:

                         Person's
                        Membership      Number of Shares         Percent of
          Name           Interest      Beneficially Owned    Outstanding Shares
          ----           --------      ------------------    ------------------

     David B. Gamel       20.9%             223,800                8.85%
     Leslie D. Gamel      20.9%             223,800                8.85%
     Lara M. Gamel        20.9%             223,800                8.85%
     Lisa Gamel Scott     10.4%             111,900                4.42%
     Robert D. Scott       9.4%             101,660                4.02%

(1) David, Leslie and Lara Gamel, and Lisa Gamel Scott (who is the wife of Robert D. Scott), who are all brother and sisters, have agreed that their father, Thomas W. Gamel, a Director of the Company, has the exclusive right to vote their membership interests in Rockmont until October 12, 1998 and each has agreed not to dispose of any membership interest in Rockmont without the consent of the Manager of Rockmont, currently John T. Pfannenstein, until October 12, 1998. Accordingly, Mr. Pfannenstein is deemed to be the beneficial owner of all shares of Common Stock owned by Rockmont, and Mr. Gamel is deemed to be the beneficial owner of 783,300 shares of Common Stock owned by Rockmont.

(2) Includes options to acquire an aggregate of 100,000 shares of Common Stock at exercise prices ranging from $9.25 to $13.25 per share.

(3) Consists of an option to acquire 2,000 shares of Common Stock at an exercise price of $13.00 per share.

(4) Includes an option to acquire 1,000 shares of Common Stock at an exercise price of $13.00 per share.

          PROPOSAL TO AMEND AND RESTATE THE COMPANY'S STOCK OPTION PLAN

         As of April 14, 1998, the Company's Board unanimously approved a resolution to place before the Shareholders a proposal to amend and restate the Company's 1995 Stock Option Plan (the "Plan") to (i) fix the maximum number of shares for which options may be granted under the Plan at 650,000 and (ii) to allow non-qualified options to be transferable under certain conditions. The discussion herein sets forth all material terms of the amended and restated Plan. A copy of the amended and restated Plan may be examined at the Company's office at 5031 South Ulster Street, Suite 300, Denver, Colorado 80237 during normal business hours or may be obtained upon written request to the Secretary of the Company, at 5031 South Ulster Street, Suite 300, Denver, Colorado 80237. At April 14, 1998, the closing price of the Company's Common Stock as reported on Nasdaq National Market was $18.25 per share.

         The Plan was adopted by the Company in November 1995 and originally was scheduled to expire in 2005. If the proposed amendment is approved, the Plan will expire in 2008 as to any shares not currently issued under options. The purpose of the Plan is to advance the interests of the Company and its shareholders by affording employees, directors and consultants ("Eligible Persons") upon whose judgment, initiative and efforts the Company may rely for the successful conduct of its business, an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in the Company. The Plan authorizes the Board to grant options to purchase shares of Common Stock to Eligible Persons selected by the Board while considering criteria such as employment position or other relationship with the Company, duties and responsibilities, ability, productivity, length of service or association, morale, interest in the Company, recommendations by supervisors and other matters. There are currently approximately 95 individuals who may be deemed Eligible Persons to receive options under the Plan.

         The Plan is administered by the Board, which selects the optionees and determines: (i) the number of shares of Common Stock to be subject to each option; (ii) the type of each option to be granted (non-qualified or incentive stock option); (iii) the time at which each option is to be granted; (iv) the purchase price for the option shares; (v) the option period; and (vi) the period over which the option vests. The Plan is also subject to applicable rules of the Nasdaq National Market.

         The Plan permits the Board to designate certain options granted under the Plan as incentive stock options (an "Incentive Stock Option"). An option designated by the Board as an Incentive Stock Option is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the U.S. Internal Revenue Code. The purchase price of the Incentive Stock Option may generally not be less than 100% of the fair market value of the stock at the time the option is granted (110% if the optionee owns more than ten percent of the total voting shares of the Company). In addition, the aggregate fair market value, determined at the time of grant, of the shares under any Incentive Stock Option which are exercisable for the first time by any one individual in any calendar year may not exceed $100,000. An Incentive Stock Option may only be granted to an Eligible Person who is an employee of the Company.

         With respect to options that are not Incentive Stock Options ("Non-Qualified Stock Options"), the exercise price may be less than the fair market value of the applicable shares on the date of grant. The period within which any option must be exercised may not be later than 10 years from the date on which the option was granted. An employee generally must exercise an option within three months after the termination of his employment with the Company. Currently, an option is not transferable otherwise than by will or by the laws of descent and distribution. At the time of exercise the optionee must pay to the Company the full purchase price of the shares in cash, shares of the Company's Common Stock having a fair market value equal to the purchase price, or a combination of cash and shares.

Federal Income Tax Consequences

         An optionee will not be deemed to receive any income at the time an Incentive Stock Option is granted or exercised. The exercise may give rise to alternative minimum tax liability for the optionee. If an optionee does not dispose of shares acquired on exercise of an Incentive Stock Option within the two-year period beginning the day after the day of grant of the option or within the one-year period beginning on the day after the day of the transfer of the shares to the optionee, the gain (if any) on a subsequent sale (i.e., the excess of the proceeds received over the option price) will be long-term capital gain, and any loss the optionee may sustain on such sale will be long-term capital loss. If the optionee disposes of the shares within the two-year or one-year periods referred to above, the disposition is a "disqualifying disposition," and the optionee will generally recognize ordinary income taxable as compensation in the year of the disqualifying disposition to the extent of the excess of the fair market value of the shares on the date of exercise over the option price. The balance, if any, will be a long-term or short-term capital gain depending, generally, on whether the shares were held more than one year after the Incentive Stock Option was exercised. To the extent the optionee recognizes ordinary income with respect to a disqualifying disposition, the Company will be entitled to a corresponding deduction, subject to general rules relating to the reasonableness of compensation.

         With respect to options that are not Incentive Stock Options (each a "Non-Qualified Stock Option"), there is no taxable income to the optionee as a result of the grant of such an option. However, an optionee generally recognizes taxable income upon the exercise of a Non-Qualified Stock Option equal to the excess of the fair market value of the stock on the date of exercise over the option price. The Company is not entitled to a tax deduction upon the grant of a Non-Qualified Stock Option but is entitled to a tax deduction upon exercise corresponding to the optionee's taxable income. Allowing the transferability of Non-Qualified Stock Options will not affect the federal income tax consequences of the grant and exercise of such options referred to above. The transfer of such options may, however, generate gift tax consequences for the optionee.

Maximum Number of Shares Subject to Plan

         The Plan currently provides that the Board is authorized to grant options under the Plan up to a total number of 400,000 shares of Common Stock. The proposed amendment would fix the number of shares which may be issued under the Plan at 650,000. As of April 23, 1998, no shares have been issued under the Plan pursuant to option exercises, and options to purchase 373,000 shares have been granted and are outstanding. Therefore, 27,000 shares of Common Stock would be available for future grants under the Plan if the proposed amendment is not approved, and 277,000 shares of Common Stock would be available for future grants under the Plan if the proposed amendment is approved.

Transferability of Non-Qualified Options

         The Plan currently prohibits the transfer of both Incentive Stock Options and Non-Qualified Stock Options other than by will or by the laws of descent and distribution. The proposed amendment would allow optionees to transfer Non-Qualified Stock Options to ( i ) immediate family members of the optionee or to trusts or partnerships for such family members, without consent of the Company's Board of Directors or ( ii) to other persons or entities upon written consent of the Company's Board of Directors. The Company may grant or deny such consent in its sole and absolute discretion. The purpose of this amendment is to provide optionees with additional flexibility to transfer Non-Qualified Stock Options.

         The following table summarizes the presently outstanding options issued under the Plan to the indicated persons as of April 23, 1998.

                                                                NUMBER OF SHARES SUBJECT TO OPTIONS
                                                         ---------------------------------------------

            NAME OR GROUP                                INCENTIVE OPTIONS       NON-QUALIFIED OPTIONS
            -------------                                -----------------       ---------------------

Mark A. Betker, Chief Executive Officer                       50,000                   200,000

Jeffrey L. Vigil, Treasurer and Vice President of             32,000                    28,000
Finance and Administration

James A. Zazenski, Executive Vice President and               32,000                    28,000
General Manager

All current executive officers as a group                    114,000                   256,000

All current directors who are not executive                     0                        2,000
officers, as a group

All employees, excluding executive officers                     0                        1,000

Persons owning more than 5% of outstanding options

     Mark A. Betker                                           50,000                   200,000

     Jeffrey L. Vigil                                         32,000                    28,000

     James A. Zazenski                                        32,000                    28,000

Each of the five nominees for director

     Mark A. Betker                                           50,000                   200,000

     Michael C. Franson                                         0                        1,000

     Thomas W. Gamel                                            0                         0

     John T. Pfannestein                                        0                         0

     Ellen S. Robinson                                          0                        1,000

         The Board recommends that Shareholders vote "FOR" the proposed amendment and restatement of the Plan. The affirmative vote of a majority of the shares of Common Stock represented at the Meeting in person or by proxy and entitled to vote on the subject matter is necessary for the approval of the proposed amendment to the Plan.

         THE SHARES OF COMMON STOCK REPRESENTED BY PROXIES IN THE ACCOMPANYING FORM WILL BE VOTED "FOR" THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S PLAN UNLESS A CONTRARY DIRECTION IS INDICATED.


                       APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has appointed Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1998 and to perform other accounting services. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting of Shareholders, with the opportunity to make a statement if they so desire and to respond to appropriate shareholder questions. The firm of Blanski Peter Kronlage & Zoch, P.C. acted as the Company's independent auditors for the fiscal year ended December 31, 1996. In April 1997, the Company's Board of Directors retained Ernst & Young LLP as the Company's independent public accountants and replaced the Company's former auditors, Blanski Peter Kronlage & Zoch, P.C. There were no disagreements with the former auditors on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure with respect to the Company's financial statements for the fiscal year ended December 31, 1996 or up through the time of replacement which, if not resolved to the former auditors' satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report. Prior to retaining Ernst & Young LLP, the Company had not consulted with Ernst & Young LLP regarding accounting principles.

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy at the annual meeting and entitled to vote is required to ratify the appointment of Ernst & Young LLP as the Company's independent auditors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFYING THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.


                       SUBMISSION OF SHAREHOLDER PROPOSALS

         Proposals by Shareholders of the Company to be presented at the next Annual Meeting of Shareholders must be received by the Company on or before December 20, 1998 to be included in the Company's Proxy Statement and proxy for that meeting. The proponent must be a record or beneficial owner entitled to vote on his or her proposal at the next Annual Meeting and must continue to own such security entitling him or her to vote through that date on which the Meeting is held. The proponent must own 1% or more of the outstanding shares, or $1,000 in market value, of the Company's Common Stock and must have owned such shares for one year in order to present a shareholder proposal to the Company.

                                  ANNUAL REPORT

         The Annual Report concerning the operations of the Company during the fiscal year ended December 31, 1997, including certified financial statements for the year then ended, is being mailed to each Shareholder of the Company with this Notice of Annual Meeting. Additional copies of the Annual Report may be obtained upon written request to the Company, at 5031 So. Ulster Street, Suite 300, Denver, Colorado 80237.


                                 OTHER PROPOSALS

         The Board of Directors of the Company does not intend to present any business at the meeting other than the matters specifically set forth in this Proxy Statement and knows of no other business to come before the meeting.

                        COSTS AND METHOD OF SOLICITATION

         Solicitation of proxies will be made by preparing and mailing the Notice of Annual Meeting, Proxy and Proxy Statement to shareholders of record as of the close of business on April 13, 1998. The cost of making the solicitation includes the cost of preparing and mailing the Notice of Annual Meeting, Proxy and Proxy Statement, and the payment of charges incurred by brokerage houses and other custodians, nominees and fiduciaries for forwarding documents to shareholders. The Company will bear all expenses incurred in connection with the solicitation of proxies for the Annual Meeting.

         It is important that your shares are represented and voted at the meeting, whether or not you plan to attend. Accordingly, we respectfully request that you sign, date and mail your Proxy in the enclosed envelope as promptly as possible.

                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   Robert D. Scott,
                                   Secretary

April 23, 1998

                                                                      APPENDIX 1
                                KOALA CORPORATION

                  PROXY SOLICITED BY MANAGEMENT OF THE COMPANY

The undersigned shareholder of Koala Corporation, a Colorado corporation (the "Company"), hereby appoints Mark A. Betker or Jeffrey L. Vigil as nominee of the undersigned to attend, vote and act for and in the name of the undersigned at the Annual Meeting of the Shareholders of the Company (the "Meeting") to be held at the Inverness Hotel, 200 Inverness Drive West, Englewood, Colorado, on Tuesday, May 19, 1998, at 3:00 p.m. (local time), and at every adjournment thereof, and the undersigned hereby revokes any former proxy given to attend and vote at the Meeting.

THE NOMINEE IS HEREBY INSTRUCTED TO VOTE AS FOLLOWS WITH RESPECT TO THE FOLLOWING MATTERS:

1.       FOR [ ]

         All Nominees as Directors - Mark A. Betker, Michael C.
         Franson,Thomas W. Gamel, John T. Pfannenstein, and Ellen S. Robinson.

         WITHHELD [ ] From All Nominees.

         FOR [ ]  All Nominees Except the Following: __________________.

2.       FOR [ ]  AGAINST   [ ]   ABSTAIN  [ ]
         To approve amendment and restatement of 1995 Stock Option Plan.

3.       FOR [ ]  AGAINST   [ ]   ABSTAIN  [ ]
         To appoint Ernst & Young LLP as independent auditors of the Company.

THIS PROXY WILL BE VOTED FOR OR AGAINST OR WITHHELD OR ABSTAINED IN RESPECT OF THE MATTERS LISTED IN ACCORDANCE WITH THE CHOICE, IF ANY, INDICATED IN THE SPACE PROVIDED. IF NO CHOICE IS INDICATED, THE PROXY WILL BE VOTED FOR SUCH MATTER. IF ANY AMENDMENTS OR VARIATIONS ARE TO BE VOTED ON, OR ANY FURTHER MATTERS COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED ACCORDING TO THE BEST JUDGMENT OF THE PERSON VOTING THE PROXY AT THE MEETING. THIS FORM SHOULD BE READ IN CONJUNCTION WITH THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT.

1. Please date and sign (exactly as the shares represented by this Proxy are registered) and return promptly. Where the instrument of Shareholder is signed by a corporation, its corporate seal must be affixed and execution must be made by an officer or attorney thereof duly authorized. If no date is stated by the Shareholder, the Proxy is deemed to bear the date upon which it was mailed by management to the Shareholder.

2. To be valid, this Proxy form, duly signed and dated, must arrive at the office of the Company's transfer agent, American Securities Transfer & Trust, Inc., P.O. Box 1596, Denver, Colorado 80201-1596 not less than forty-eight (48) hours (excluding Saturdays, Sundays and holidays) before the day of the Meeting or any adjournment thereof.


                              DATED this _________ day of ___________, 1998


                              ____________________________________________
                              Signature

                              ____________________________________________
                              (Please print name of Shareholder)

                                                                      APPENDIX 2
                                KOALA CORPORATION
                             1995 STOCK OPTION PLAN

         1.) Purposes. The principal purposes of the Koala Corporation (the "Corporation") 1995 Stock Option Plan (the "Plan") are (a) to improve individual performance by providing long-term incentives and rewards to employees, directors and consultants of the Corporation, (b) to assist the Corporation in attracting, retaining and motivating employees and consultants with experience and ability, and (c) to associate the interests of such persons with those of the Corporation's shareholders.

         Options granted under this Plan may either be Incentive Stock Options qualified under Section 422 of the Code or Non-Qualified Options.

This Plan is separate from the Corporation's 1993 Stock Option Plan.

         2.) Definitions. For purposes of this Plan, the following terms shall have the meanings indicated below:

         (01) "Capital Stock" - any of the Corporation's authorized but unissued shares of voting common stock, par value of Ten Cents ($.10) per share.

         (02) "Code" - the Internal Revenue Code of 1986, as amended from time to time.

         (03) "Corporation" - Koala Corporation, a Colorado corporation and any of its Subsidiaries or its Parent.

         (04  "Exchange Act" - the Securities Exchange Act of 1934, as amended.

         (05) "Fair Market  Value" - the price per share  determined as follows:
         (a) if the security is listed for trading on one or more national securities exchanges (including the Nasdaq National Market System), the reported last sales price on such principal exchange on the date in question, or if such security shall not have been traded on such principal exchange on such date, the reported last sales price on such principal exchange on the first day prior thereto on which such security was so traded; or (b) if the security is not listed for trading on a national securities exchange (including the Nasdaq National Market System) but is traded in the over-the-counter market, the mean of the highest and lowest bid prices for such security on the date in question, or if there are no such bid prices for such security on such date, the mean of the highest and lowest bid prices on the first day prior thereto on which such prices existed; or (c) if neither
         (a) nor (b) is applicable, by any means deemed fair and reasonable by the Committee (as defined below), which determination shall be final and binding on all parties.

         (06) "Incentive Stock Option" - an option defined in Section 422 of the Code to purchase shares of the Capital Stock of the Corporation.

         (07) "Non-Qualified Stock Option" - an option, not intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code, to purchase Capital Stock of the Corporation.

         (08) "Option" - the term shall refer to either an Incentive Stock Option or a Non-Qualified Stock Option.

         (09) "Option Agreement" - a written agreement pursuant to which the Corporation grants an option to an Optionee and sets the terms and conditions of the option.

         (10) "Option Date" - the date upon which an Option Agreement for an option granted pursuant to this Plan is duly executed by or on behalf of the Corporation.

         (11) "Option Stock" - the voting common stock of the Corporation, par value of Ten Cents ($.10) per share (subject to adjustment as described in Section 8) reserved for options pursuant to this Plan, or any other class of stock of the Corporation which may be substituted therefor by exchange, stock split or otherwise.

         (12) "Optionee" - an officer, director, management level employee, other employee, and consultant of the Corporation or one of its Subsidiaries to whom an option has been granted under the Plan.

         (13) "Plan" - this 1995 Stock Option Plan, as amended hereafter from time to time.

         (14) A "Subsidiary" - any corporation in an unbroken chain of corporations beginning with the Corporation, if, at the time of granting the option, each of the corporations other than the last corporation in the chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The term shall include any subsidiaries which become such after adoption of this Plan.

         (15) A "Parent" - a corporation that directly, or indirectly through related corporations, owns more than 50 percent of the voting power of the shares entitled to vote for directors of Koala Corporation. The term shall include a corporation which becomes such after adoption of this Plan.

         3.) Options Available Under Plan. The Corporation's authorized Capital Stock in an amount equal to 400,000 shares is hereby made available, and shall be reserved for issuance under this Plan. The aggregate number of shares available under this Plan shall be subject to adjustment on the occurrence of any of the events and in the manner set forth in Section 8. Except as provided in Section 8, in no event shall the number of shares reserved be reduced below the number of shares issuable upon exercise of outstanding Options. If an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares, shall (unless the Plan shall have been terminated) become available for other Options under the Plan.

         4.) Administration. The Plan shall be administered by the Board of Directors provided that the Board may appoint, from time to time, a committee consisting solely of not less than two members of the Board of Directors of the Corporation (the "Committee") who are "disinterested" within the meaning of and to the extent required by the General Rules and Regulations promulgated pursuant to Section 16 of the Exchange Act (the "Section 16 Regulations"). Any such committee shall exercise those functions delegated to it by the Board of Directors. To the extent permitted by the Section 16 Regulations, the Board of Directors may serve as the Committee.

         The Corporation shall grant Options pursuant to the Plan upon determinations of the Committee as to which of the eligible persons shall be granted Options, the number of shares to be Optioned and the term during which any such Options may be exercised. The Committee may from time to time adopt rules and regulations for carrying out the Plan and interpretations and constructions of any provision of the Plan, which shall be final and conclusive.

         5.) Eligibility for Incentive Stock Options. Incentive Stock Options may only be granted to an officer, management level employee or other employee of the Corporation or any of its Subsidiaries. A director of the Corporation who is not also an employee shall not be eligible to receive an Incentive Stock Option.

         In selecting the employees to whom Incentive Stock Options shall be granted, as well as determining the number of shares subject to each Option, the Committee shall take into consideration such factors as it deems relevant in connection with accomplishing the purposes of the Plan. For any calendar year, the aggregate Fair Market Value (determined at the Option Date) of the stock with respect to which any Incentive Stock Options are exercisable for the first time by any individual employee (under all Incentive Stock Option plans of the Corporation, the Parent, and all Subsidiary corporations) shall not exceed $100,000. Subject to the provisions of Section 3, an employee who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options if the Committee shall so determine.

     No Incentive Stock Option may be granted under this Plan later than the expiration of ten (10) years from the effective date.

         6.) Eligibility for Non-Qualified Options. Non-Qualified Options may be granted only to an officer, director, management level employee, other employee or consultant of the Corporation or a subsidiary. No further restrictions are placed on the Committee in determining eligibility for granting Non-Qualified Options.

         7.) Terms and Conditions of Options. Whenever the Committee shall designate an Optionee, it shall communicate to the Secretary of the Corporation the name of the Optionee, the number of shares to be Optioned and such other terms and conditions as it shall determine, not inconsistent with the provisions of this Plan. The President or other officer of the Corporation shall then enter into an Option Agreement with the Optionee, complying with and subject to the following terms and conditions and setting forth such other terms and conditions of the Option as determined by the Committee:

         (01) Number of Shares and Option Price. The Option Agreement shall state the total number of shares to which it pertains. The price of Option Stock for an Incentive Stock Option, shall be not less than one hundred percent (100%) of the Fair Market Value of the Option Stock at the Option Date. The price of the Option Stock for a Non-Qualified Stock Option shall be determined by the Committee and may be less than the Fair Market Value at the Option Date. In the event an Incentive Stock Option is granted to an employee, who, at the Option Date, owns more than ten percent (10%) of the voting power of all classes of the Corporation's stock then outstanding, the price of the shares of common stock which will be covered by such Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of the common stock at the Option Date. The Option price shall be subject to adjustment as provided in Section 8 hereof.

         (02) Time and Manner of Exercise of Option. The vesting and time of exercise of each Option shall be determined from time to time by the Committee and shall be set forth in the Option Agreement with each Optionee.

                  (a) No Option may be exercised after ten (10) years from the date on which the Option was granted; provided that no Incentive Stock Option granted to an owner of more than ten percent (10%) of the voting power of all classes of the Corporation's stock then outstanding may be exercised after five (5) years from the date on which it was granted.

         (03) Termination of Employment, Except Death or Disability. In the event that an Optionee shall cease to be employed by the Corporation for any reason other than his or her death, disability or "for cause," such Optionee shall have the right to exercise any vested outstanding Options which were exercisable at the time of termination of employment at any time within three (3) months after the termination of the employee or until the earlier date of termination thereof under this Plan or the Option Agreement. Any vested Options not exercised within the three (3) month period shall terminate at the expiration of such period. In the event that the Optionee shall be terminated "for cause" including but not limited to: (i) willful breach of any agreement entered into with the Corporation; (ii) misappropriation of the Corporation's property, fraud, embezzlement, other acts of dishonesty against the Corporation; or (iii) conviction of any felony or crime involving moral turpitude, the Option shall terminate as of the date of the Optionee's termination of employment.

         (04) Death or Disability of Optionee. If the Optionee shall die or become disabled within the definition of Section 105(d)(4) of the Code,
         (i) while in the employ of the Corporation or any Subsidiary, or (ii) within a period of three (3) months after the termination of his or her employment with the Corporation or any Subsidiary as provided in paragraph (03) of this section, and in either case shall not have fully exercised his or her vested Options, any vested Options granted pursuant to the Plan which were exercisable at the date of termination of employment shall be exercisable only within six (6) months following his or her death or date of disability or until the earlier originally stated expiration thereof. In the case of death, such Option shall be exercised pursuant to subparagraph (07) of this Section by the person or persons to whom the Optionee's rights under the Option shall pass by the Optionee's will or by the laws of descent and distribution, and only to the extent that such Options were exercisable at the time of death.

         (05) Transfer of Option. Each Option granted hereunder shall, by its terms, be not transferable by the Optionee other than by will or by the laws of descent and distribution, and shall be, during the Optionee's lifetime, exercisable only by the Optionee or Optionee's guardian or legal representative. Except as permitted by the preceding sentence, each Option granted under the Plan and the rights and privileges thereby conferred shall not be transferred, assigned or pledged in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Upon any attempt to so transfer, assign, pledge, or otherwise dispose of the Option, or of any right or privilege conferred thereby, contrary to the provisions of the Option or the Plan, or upon levy of any attachment or similar process upon such rights and privileges, the Option, and such rights and privileges, shall immediately become null and void.

         (06) Manner of Exercise of Options. An Option may be exercised, in whole or in part, at such time or times and with such rights with respect to such shares which have accrued and are in effect. Such
         Option shall be exercisable only by: (i) written notice to the Corporation of intent to exercise the Option with respect to a specified number of shares of stock; (ii) tendering the original Option Agreement to the Corporation; and (iii) payment to the Corporation of the amount of the Option purchase price for the number of shares of stock with respect to which the Option is then exercised. Payment of the Option purchase price may be made in cash (including certified check, bank draft or postal or express money order), by delivery of shares of common stock of the Corporation with a Fair Market Value equal to the Option purchase price, by a combination of cash and such shares, whose value together with such cash shall equal the Option purchase price or by any other method of payment which the Committee shall approve and, in the case of an Incentive Stock Option, which shall not be inconsistent with the provisions of Section 422 of the Code; provided, however, that there shall be no such exercise at any one time as to fewer than one hundred (100) shares or all of the remaining shares then purchasable by the Optionee or person exercising the Option. When shares of stock are issued to the Optionee pursuant to the exercise of an Option, the fact of such issuance shall be noted on the Option Agreement by the Corporation before the Option Agreement is returned to the Optionee. When all shares of Optioned stock covered by the Option Agreement have been issued to the Optionee, or the Option shall expire, the Option Agreement shall be cancelled and retained by the Corporation.

         (07) Option Certificate. The Board of Directors shall have discretion to issue a certificate representing an Option granted pursuant to this Plan. Such certificate shall be surrendered to the Corporation upon exercise of the Option.

         (08) Delivery of Certificate. Except where shares are held for unpaid withholding taxes, between fifteen (15) and thirty (30) days after receipt of the written notice and payment specified above, the Corporation shall deliver to the Optionee certificates for the number of shares with respect to which the Option has been exercised, issued in the Optionee's name; provided, however, that such delivery shall be deemed effected for all purposes when the Corporation, or the stock transfer agent for the Corporation, shall have deposited such certificates in the United States mail, postage prepaid, addressed to the Optionee and the address specified in the written notice of exercise.

         (9) Other Provisions. The Option Agreements under this Section shall contain such other provisions as the Committee shall deem advisable.

         8.) Adjustments. In the event that the outstanding shares of the common stock of the Corporation are changed into or exchanged for a different number or kind of shares or other securities of the Corporation or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares as to which Options may be granted under the Plan and as to which outstanding Options or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the participant shall be maintained as before the occurrence of such event; such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Options and with a corresponding adjustment in the Option Price per share. No such adjustment shall be made which shall, within the meaning of any applicable sections of the Code, constitute a modification, extension or renewal of an Option or a grant of additional benefits to a participant.

         If the Corporation does not exercise its right under paragraph 13 hereof to accelerate the date of any Options and is a party to a merger, consolidation, reorganization or similar corporate transaction and if, as a result of that transaction, its shares of common stock are exchanged for: (i) other securities of the Corporation or (ii) securities of another corporation which has assumed the outstanding options under the Plan or has substituted for such Options its own Options, then each Optionee shall be entitled (subject to the conditions stated herein or in such substituted Options, if any), in respect of that Optionee's Options, to purchase that amount of such other securities of the Corporation or of such other corporation as is sufficient to ensure that the value of the Optionee's Options immediately before the corporate transaction is equivalent to the value of such Options immediately after the transaction, taking into account the Option Price of the Option before such transaction, the fair market value per share of the common stock immediately before such transaction and the fair market value immediately after the transaction, of the securities then subject to that Option (or to the option substituted for that Option, if any). Upon the happening of any such corporate transaction, the class and aggregate number of shares subject to the Plan which have been heretofore or may be hereafter granted under the Plan shall be appropriately adjusted to reflect the events specified in this clause.

         9.) Rights as Stockholder. An Optionee shall not, by reason of any Option granted hereunder, have any right of a stockholder of the Corporation with respect to the shares covered by his Option until such shares shall have been issued to the Optionee.

         10.) No Obligation to Exercise Option. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option. Neither shall the Plan confer upon the Optionee any rights respecting continued employment nor limit the Optionee's rights or the Corporation's rights to terminate such employment.

         11.) Withholding Taxes. Whenever under the Plan shares of Option Stock are to be issued upon exercise of the Options granted hereunder and prior to the delivery of any certificate or certificates for said shares by the Corporation, the Corporation shall have the right to require the Optionee to remit to the Corporation an amount sufficient to satisfy any federal and state withholding or other employment taxes resulting from such exercise. In the event that withholding taxes are not paid within five days after the date of exercise, to the extent permitted by law the Corporation shall have the right, but not the obligation, to cause such withholding taxes to be satisfied by reducing the number of shares of stock deliverable or by offsetting such withholding taxes against amounts otherwise due from the Corporation to the Optionee. If withholding taxes are paid by reduction of the number of shares deliverable to Optionee, such shares shall be valued at the Fair Market Value as of the fifth business day following the date of exercise.

         12.) Purchase for Investment; Rights of Holder on Subsequent Registration. Unless the shares to be issued upon exercise of an Option granted under the Plan have been effectively registered under the Securities Act of 1933 as now in force or hereafter amended (the "1933 Act"), the Corporation shall be under no obligation to issue any shares covered by any Option unless the person who exercises such Option, whether such exercise is in whole or in part, shall give a written representation and undertaking to the Corporation which is satisfactory in form and scope to counsel for the Corporation and upon which, in the opinion of such counsel, the Corporation may reasonably rely, that he or she is acquiring the shares issued to him or her pursuant to such exercise of the Option for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the 1933 Act, or any other applicable law, and that if shares are issued without such registration a legend to this effect may be endorsed on the securities so issued. In the event that the Corporation shall, nevertheless, deem it necessary or desirable to register under the 1933 Act or other applicable statutes any shares with respect to which an Option shall have been exercised, or to qualify any such shares for exemption from the 1933 Act or other applicable statutes, then the Corporation shall take such action at its own expense and may require from each participant such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Corporation and its officers and directors from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact required to be stated therein or necessary to make the statement therein not misleading in light of the circumstances under which they were made.

         13.) Modification of Outstanding Options. The Committee, without the consent of the Optionee, may accelerate the exercisability of an outstanding Option upon the merger, consolidation, reorganization or similar transaction with another entity and shorten the time period within which an Optionee must exercise his or her Options. In addition, the Committee, at any time, may authorize modification of any outstanding Option with the consent of the participant when and subject to such conditions as are deemed to be in the best interests of the Corporation and in accordance with the purposes of the Plan.

         14.) Foreign Employees. Without amending the Plan, the Committee may grant Options to eligible employees who are foreign nationals on such terms and conditions different from those specified in this Plan as may in the judgement of the Committee be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes the Committee may make such modification, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries in which the Corporation operates or has employees.

         15.) Approval of Shareholders. This Plan is expressly subject to approval of holders of the majority of the outstanding shares of Common Stock of the Corporation, and if it is not so approved on or before twelve (12) months after the date of adoption of this Plan by the Board of Directors, the Plan shall not come into effect and any Options granted pursuant to this Plan shall be deemed cancelled.

         16.) Liquidation. Upon the complete liquidation of the Corporation, any unexercised Options theretofore granted under this Plan shall be deemed cancelled, except as otherwise provided in Section 8 in connection with a merger, consolidation or reorganization of the Corporation.

         17.) Restrictions on Issuance of Shares. Notwithstanding the provisions of Section 7, the Corporation may delay the issuance of shares covered by the exercise of any Option and the delivery of a certificate for such shares until one of the following conditions shall be satisfied:

         (01) The shares with respect to which the Option has been exercised are at the time of the issue of such shares effectively registered under applicable Federal and state securities acts as now in force or hereafter amended; or

         (02)     A no-action  letter in respect of the  issuance of such shares shall have been obtained by the Corporation from the Securities and Exchange Commission and any applicable state securities commissioner; or

         (03) Counsel for the Corporation shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such shares are exempt from registration under applicable federal and state securities acts as now in force or hereafter amended.

         It is intended that all exercises of Options shall be effective, and the Corporation shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Corporation shall be under no obligation to cause a registration statement or a post-effective amendment to any registration statement to be prepared at its expense solely for the purpose of covering the issue of shares in respect of which any option may be exercised.

         18.) Termination and Amendment of the Plan. This Plan shall terminate ten (10) years after November 3, 1995, the effective date of the Plan, or at such earlier time as the Board of Directors shall determine. Any termination shall not affect any Options then outstanding under the Plan:

         The Board may make such modifications of the Plan as it shall deem advisable, but may not, without further approval of the stockholders of the Corporation, except as provided in Section 8 hereof, (a) increase the number of shares reserved for Options under this Plan, (b) change the manner of determining the Option price for Incentive Stock Options, (c) increase the maximum term of the Options provide for herein, or (d) change the class of persons eligible to receive Options under the Plan.